                             APPOINTMENT OF AGENT

                            FOR SERVICE OF PROCESS



   Reference is made to that certain Registration Statement on Form S-4

(Registration Number 33-50733) under the Securities Act of 1933, as filed with the Securities and Exchange Commission on October 25, 1993 (the

"REGISTRATION STATEMENT").  P. I. Resorts Limited, a Bahamas corporation

("PIRL"), hereby appoints The Prentice-Hall Corporation System, Inc.

("PHCS"), located at 15 Columbus Circle, New York, New York, 10023, as its

agent to receive service of process with respect to any action brought against PIRL in the United States District Court for the Southern District

of New York under the securities laws of the United States or any State,

or any action brought against it in the Supreme Court in the State of New

York in the County of New York under the securities laws of the State of

New York.  The appointment shall be effective from October 25, 1993,

through and including October 24, 1995 (the "TERM").



   The responsibility of PHCS shall be to send the summons or any other legal process received during the Term by Federal Express or hand delivery to the address of PIRL set forth below under its signature (with copies as indicated).  PIRL will provide PHCS in writing with any changes to its address, such changes to be mailed to the address of PHCS set forth below under its signature.  PHCS shall have no responsibility for the receipt or non-receipt by PIRL of such summons or other legal process; should such summons or legal process be returned to PHCS for any reason, PHCS shall have no responsibility other than to return such summons or other legal process to the sender by first class mail.



   PIRL agrees to indemnify, hold harmless and defend PHCS from and against any and all claims, damages, liabilities and causes of action (including attorneys fees and costs) imposed upon, incurred by or asserted against

PHCS, directly or indirectly, relating to or arising out of the

Registration Statement; PROVIDED, HOWEVER, that the indemnification shall not extend to willful misconduct or gross negligence by PHCS.  This paragraph will survive the expiration or termination of the Term.



   PIRL agrees to pay PHCS a fee of $95.00 for the first year, and an annual fee of $75.00 for each subsequent year, per party represented by PHCS for services hereunder, payable in advance for the full Term.  This appointment will be irrevocable for the full Term upon payment of this fee.  The fee is not refundable, in full or in part, for any reason,

including the premature ending of this appointment.

AGREED:





P. I. RESORTS LIMITED                       THE PRENTICE-HALL CORPORATION

                                              SYSTEM, INC.



By:/s/  Christopher D. Whitney                 By:/s/  Delia Taliento

   ---------------------------                 ---------------------------

   Authorized Officer                          Delia Taliento,

                                               Assistant Vice President




   c/o Resorts International, Inc.          Prentice-Hall Legal & Financial

   1133 Boardwalk                             Services

   Atlantic City, NJ  08401                 Simon & Schuster Professional

                                              Information Group

                                            15 Columbus Circle

                                            New York, New York  10023-7773





            Address:                                        Attn:  Maris Kruze

        City:

        State:

        Zip:                                     (212) 373-7500 or (800) 221-077

                                           Fax:  (212) 373-7220





WITH COPIES TO:





Fidelity Management and

  Research Co.

82 Devonshire Street

Boston, Massachusetts  02109

Attn:  Judy Mencher, Esq.





TCW Special Credits

865 Figueroa Street

Suite 1800

Los Angeles, California  90017

Attn:  Bruce Karsh





Weil, Gotshal & Manges

767 Fifth Avenue

        Address: New York, New York  10153

        City: Attn:  Bruce R. Zirinsky, Esq.

        State:

        Zip:


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